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                                                                    EXHIBIT 10.3

                   SENIOR SUBORDINATED SECURED PROMISSORY NOTE

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND FROM SUCH LAWS.

      THE OBLIGATIONS EVIDENCED BY THIS NOTE ARE QUALIFIED BY, LIMITED, AND EXPRESSLY SUBORDINATED UNDER THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF AUGUST 9, 2004, AMONG THE BANK OF NEW YORK, ASSETS SOLUTION DIVISION, AS SENIOR AGENT, THE JUNIOR NOTEHOLDERS PARTY THERETO AND ACKNOWLEDGED, CONSENTED AND AGREED TO BY MEZZCO, L.L.C., A NEVADA LIMITED LIABILITY COMPANY AND OPBIZ, L.L.C., A NEVADA LIMITED LIABILITY COMPANY, WHICH PROVIDES, AMONG OTHER TERMS, THAT NO CASH PAYMENTS OTHER THAN "PERMITTED PAYMENTS" (AS DEFINED THEREIN) MAY BE MADE UNDER THIS NOTE UNTIL THE PRIOR PAYMENT IN FULL OF ALL "SENIOR DEBT" AS DEFINED THEREUNDER. REFERENCE IS MADE TO THE SUBORDINATION AGREEMENT FOR FULL QUALIFICATIONS, LIMITATIONS AND SUBORDINATION PROVISIONS THEREUNDER.

      THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (AS DEFINED IN SECTION 1273(A) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND REGULATION SECTION 1-1273-1 PROMULGATED THEREUNDER). THE NOTEHOLDER CAN OBTAIN INFORMATION DESCRIBED IN REGULATION SECTION 1.1273-3 PROMULGATED UNDER THE CODE BY WRITING TO: MEZZCO, LLC, 885 THIRD AVENUE, 34TH FLOOR, NEW YORK, NEW YORK 10022, ATTENTION: JOSHUA REVITZ.

$[____________]                                          August___ , 2004
                                                         New York, New York


      FOR VALUE RECEIVED, the undersigned, MezzCo, L.L.C. ("BORROWER"), a Nevada limited liability company, HEREBY PROMISES TO PAY to the order of [__________________] ("NOTEHOLDER") the principal sum of [_______________]
($[_________]), together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable (or, at the election of the Borrower from time to time in its sole discretion, capitalized and added to the outstanding principal amount of this Note) at the times as described in the Securities Purchase Agreement (as hereinafter defined). On each Interest Payment Date, the Borrower shall deliver a copy of Schedule 1 to this Note to the Noteholder, which Schedule 1 shall detail the outstanding principal balance of this Note as of such date, including all PIK Interest (as defined in the Securities Purchase Agreement) added to the outstanding principal amount of this Note on such Interest Payment Date and all

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PIK Interest previously capitalized and added to the outstanding principal amount of this Note. Payments of the principal hereof shall be made as provided in the Securities Purchase Agreement. Except as otherwise provided in the Securities Purchase Agreement, the outstanding principal balance of this Note and accrued and unpaid interest thereon shall be paid in full on the Maturity Date (as defined in the Securities Purchase Agreement).

      This Note is one of the "Notes" referred to in the Securities Purchase Agreement dated as of August ___, 2004 (as the same may be amended, modified or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT") by and among the Borrower and the Purchasers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

      The Borrower may prepay all or any part of the outstanding principal amount of this Note as and to the extent provided in the Securities Purchase Agreement.

      In addition to the payment or capitalization of interest as provided above, the Borrower shall, on demand, pay or, at the election of the Borrower in its sole discretion, capitalize and add to the then outstanding principal amount of this Note any interest on (x) any overdue installments of principal and (y) to the extent permitted by Applicable Law, overdue installments of interest under this Note at the Default Rate.

      This Note was issued with original issue discount (as defined in Section 1273(a) of the Internal Revenue Code of 1986, as amended (the "CODE") and Regulation Section 1.1273-1 promulgated thereunder). The Noteholder can obtain the information described in Regulation Section 1.1273-3 promulgated under the Code by writing to:

                       MezzCo, L.L.C.
                       885 Third Avenue
                       34th Floor
                       New York, New York  10022
                       Attention:  Joshua Revitz

      The holder of this Note is entitled to all the benefits and rights and subject to all of the obligations of a Noteholder under the Securities Purchase Agreement. The holder of this Note should refer to the Securities Purchase Agreement for a statement of the terms and conditions under which the entire unpaid balance of this Note, or any portion thereof, shall become immediately due and payable.

      This Note is secured by and entitled to the benefits of the Security Documents and reference is hereby made to the Securities Purchase Agreement and such Security Documents for a description of the nature and extent of the Collateral and the rights of the parties to the Security Documents in respect of such Collateral. The Security Documents are and shall be subject to the Intercreditor Agreement (Senior Debt).

      The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this Note.

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      No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

      Nothing in this Note or in the Securities Purchase Agreement shall require the Borrower to pay interest at a rate in excess of the maximum rate permitted by Applicable Law.

      THE NOTEHOLDER AND THE BORROWER AGREE THAT NONE OF THEM OR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE SECURITIES PURCHASE AGREEMENT, ANY NOTES DOCUMENTS, OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH NOTEHOLDER AND THE BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE NOTEHOLDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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      This Note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the State of New York.

BORROWER:

                                       MEZZCO, L.L.C.,
                                       a Nevada limited liability company

                                            BY: EQUITYCO, L.L.C.,
                                            a Nevada limited liability company,
                                            its sole member

                                            By: _______________________________
                                                Name:
                                                Title:  Manager

                 Schedule 1 to Senior Subordinated Secured Note